--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                       International Growth & Income Fund
--------------------------------------------------------------------------------
                                October 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
INTERNATIONAL GROWTH & INCOME FUND
----------------------------------
     * International stocks provided respectable returns over the past six months, but performance was skewed toward high-priced growth and
          technology   stocks.
     * The fund's returns trailed its benchmark primarily because we do not, as a matter of policy, invest in the types of momentum stocks that led the index.
     * Overseas markets were driven largely by strong global demand and by corporate restructuring and merger activity.
     * We continued to emphasize Europe, where nearly two-thirds of fund assets are invested.
     * Prospects for international stocks, particularly in Europe, are favorable, though the rally in Japan is likely to moderate in the months ahead.

================================================================================
UPDATES AVAILABLE
--------------------------------------------------------------------------------
     For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
================================================================================
     Although international stocks posted good returns in the six months ended October 31, 1999, value-oriented and cyclical stocks turned in a mixed performance. When your fund commenced operations 10 months ago, coordinated interest rate cuts by central banks around the world, and by the U.S. Federal Reserve in particular, had succeeded in restoring confidence and liquidity to global markets. The global economy also began to recover to the point that by June 30, the Fed and other central banks were raising interest rates again. As the liquidity-fueled rallies of early 1999 gave way to a more narrow advance, fund performance was lackluster.

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
                                          Since Inception
    Periods Ended 10/31/99      6 Months         12/21/98
    ----------------------      --------         --------
    International
    Growth & Income Fund         2.33%            10.00%
    MSCI EAFE Index              6.87             12.85*

    * From 12/31/98

================================================================================

     The International Growth & Income Fund's 2.33% gain over the past six months lagged the 6.87% advance of the Morgan Stanley Capital International EAFE (Europe, Australasia, and Far East) Index. Since inception performance was also behind the benchmark. Most of the EAFE index returns during both periods came from resurgent Asian markets, but the lower-valued and higher-yielding stocks favored by the fund lagged, especially in Japan. Such stocks had fared well earlier in the year, but were hurt recently by higher interest rates and investors' focus on momentum and high-priced growth stocks, technology issues in particular.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------
     Global recovery, the technology and telecommunications boom, economic reforms in major Asian countries, and a heavy pace of mergers, acquisitions, and corporate restructuring drove international markets during the past six months. Industry consolidation and restructuring accelerated in Europe, where merger activity year-to-date totaled $1 trillion, compared with a record of $870 billion in 1998.

================================================================================
THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------

     Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

     International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

     Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

     The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

     "We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends." Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

Influence of Globalaztion on Stocks Chart is shown here.

================================================================================

    MARKET PERFORMANCE
    ------------------
    Six Months              Local    Local Currency         U.S.
    Ended 10/31/99    Currency vs.     U.S. Dollars      Dollars
    --------------    ------------     ------------      -------
    France                12.67%          -0.65%          11.94%
    Germany                4.10           -0.65            3.42
    Hong Kong             -0.30           -0.25           -0.54
    Italy                 -8.74           -0.65           -9.34
    Japan                  9.18           14.38           24.88
    Mexico                -0.84           -3.05           -3.86
    Netherlands            0.47           -0.65           -0.19
    Norway                -1.14           -0.74           -1.87
    Sweden                20.80            2.10           23.33
    Switzerland           -1.21           -0.08           -1.28
    United Kingdom        -4.84            1.92           -3.02

    Source: RIMESOnline, using MSCI indices.

================================================================================

     Stronger-than-expected economic data from Japan pushed the yen up 14% against the dollar over the past six months, enhancing the Japanese market's gains for U.S. investors. Japan also experienced an unprecedented level of company restructuring. But the yen's sharp rise threatened to hurt Japan's important export sector and stall the nascent economic recovery. Elsewhere in Asia, growth was strongest where significant steps toward structural reform were taken. Latin American markets were weak due to concerns about the region's large fiscal deficits, rising U.S. interest rates, political uncertainty, and growing resistance to necessary reforms in some countries, particularly in Brazil.

================================================================================
PORTFOLIO REVIEW
--------------------------------------------------------------------------------
Europe
------

     Europe remained our largest regional exposure at 64% of net assets, and European stocks were little changed, on average, over the past six months. Rising U.S. interest rates, weaker U.S. consumer demand, and a flurry of initial public offerings held back the equity markets. However economic recovery took hold as exports, industrial production, and business confidence picked up, while consumer confidence remained strong. The decline of the euro (the single European currency introduced in January) against the dollar through early 1999 moderated early in the period as local economies strengthened. Inflation in the Eurozone and the U.K. was restrained.

     European governments are attempting to enact structural reforms to improve labor market flexibility and reduce social security and tax burdens on corporations. Germany, for example, instituted important tax reforms that will include a corporate tax cut of 15% in 2001. The use of a common currency has made cost comparisons across Europe easier, introducing competitive pressure among countries anxious to attract business investment.

     Deregulation and the need to boost shareholder value drove companies to restructure internally, divest non-core businesses, and merge with or acquire other companies. European corporations are now taking the kinds of bold steps once seen only among U.S. companies. Industry consolidation also increased and was greatest in the banking sector but also touched energy, telecom, and retailing. Telecommunications and electricity prices declined significantly as price supports and barriers to competition fell. Among our holdings, strength in financial services and telecom was offset by weakness in cyclical stocks.

     With recovery strengthening in the U.K., the central bank reversed its June interest rate cut by increasing rates a quarter percentage point in September, even though inflation was below the target. The nearly 30% rise in oil prices over the six months, and progress in raising shareholder returns, boosted the performance of oil major SHELL TRANSPORT & TRADING. Another top U.K. holding, integrated oil giant BP AMOCO, did not gain much ground during the period. BP's $29 billion bid for its number two rival, Atlantic Richfield, encountered tough scrutiny from the U.S. Federal Trade Commission and the state of Alaska. Banks in the U.K. took a step toward consolidation as BANK OF SCOTLAND made a hostile bid for its larger rival National Westminster Bank. Cyclical and manufacturing stocks were generally weak, such as aircraft engine maker ROLLS ROYCE (which sold its luxury auto business) and building products supplier BLUE CIRCLE INDUSTRIES. IMPERIAL CHEMICAL INDUSTRIES (ICI) fell slightly despite announcing several positive steps to increase shareholder value, including the sale of non-core businesses as the company seeks to focus on specialty chemicals and paints. Relatively slow-growing ICI, with its 6% dividend yield, reasonable valuation, and improving earnings estimates, is a good example of the type of stock we like to own, where we think company restructuring and a reassessment by the marketplace can eventually boost its valuation.

================================================================================

[Geographic Diversification pie chart, with the following wedges: Europe 64%, Japan 21%, Far East 6%, Latin America 3%, Other and Reserves 6%]

================================================================================

     FRANCE was the strongest market within the Eurozone during the six-month period. Its economic recovery, robust consumer sector, relative absence of political tension, and a large amount of merger and acquisition activity stimulated a 12% rise. In the banking sector, BANQUE NATIONAL DE PARIS (BNP) won control of Paribas although it failed to acquire SOCIETE GENERALE as well. Also in the strong financial sector, global insurer and asset manager AXA, with diverse holdings such as Equitable and Donaldson, Lufkin & Jenrette in the U.S., was a solid performer. In energy, TOTAL FINA (product of a recent merger between French Total and Belgian Petrofina) is to acquire competitor ELF AQUITAINE. FRANCE TELECOM was a good performer in the strong telecom group. Pharmaceutical and chemical giant RHONE POULENC plans to merge with HOECHST of Germany.

     The GERMAN economy continued to recover during the past six months, boosting prospects for the entire region since Germany accounts for 30% of Eurozone GDP. The proposed budget reflects the government's determination to reduce fiscal spending and relieve the corporate sector of tax and social security costs. Despite resistance from trade unions, opposition parties, and liberal members of the governing party, it appears that compromises will be reached. Strong holdings here included DEUTSCHE TELEKOM, which bid unsuccessfully for TELECOM ITALIA but is likely to be a major player in future telecom mergers. On the weak side was BAYER, which has interests in chemicals as well as human and animal health care.

     In ITALY, weaker economic growth, higher inflation, and political conflict about cutting fiscal spending resulted in poor stock market results. Financial services companies have been consolidating. After insurer Assicurazioni Generali made a hostile bid for banking and insurance company ISTITUTO NAZIONALE DELLE ASSICURAZIONI (INA) (which had agreed to merge with bank SANPAOLO IMI), the two companies agreed to split INA's businesses between them.

================================================================================

    INDUSTRY DIVERSIFICATION
    ------------------------
                                  Percent of Net Assets
                                    4/30/99    10/31/99

    Finance                          22.7%      24.3%
    Consumer Goods                   19.5       21.5
    Services                         16.4       15.6
    Capital Equipment                11.1       14.5
    Energy                           10.4       10.6
    Materials                         8.1        7.9
    Multi-industry                    2.1        2.0
    All Other                         1.0        0.9
    Reserves                          8.7        2.7
    Total                           100.0%     100.0%

================================================================================

     SWEDEN, not part of the Eurozone, was Europe's strongest market overall with a better than 20% gain for the six months. Here SCANIA, a truck maker, agreed to be acquired by Volvo in a deal expected to close sometime this year. Reflecting the widespread bank consolidation trend, Swedish and FINNISH concern MERITANORDBANKEN, itself the product of a merger, bid for Norway's second-largest bank CHRISTIANIA BANK.

Japan
-----

     In JAPAN, stronger-than-expected economic data and increased evidence of corporate restructuring stimulated heavy foreign buying and pushed the yen up sharply. The Bank of Japan's quarterly surveys and industrial production figures reflected a healthier, but still weak, economy. Private consumption improved slightly, as did private sector capital expenditure. However, unemployment remained well above historic levels. The government announced plans for more fiscal stimulation later this autumn, although there are limits to how much more it can do since the budget deficit is already well above 10% of GDP.

     Investors were encouraged by positive corporate developments, such as increasing investment by foreign telecom firms. Our telecom holdings in Japan were very slight, however. The brightest light in our Japanese portfolio was semiconductor maker KYOCERA. But major positions, particularly in "old economy" manufacturers such as HONDA and BRIDGESTONE, and copier and office equipment companies such as RICOH and CANON, performed poorly. We started the period only slightly underweight in Japan, but as the dramatic rally in the Japanese market boosted its representation in EAFE, and as our own holdings lagged, a larger underweighting developed that hurt our performance. The Japanese market, not unlike its U.S. counterpart, was characterized by an extreme divergence between momentum and high-growth stocks and all others.

Far East
--------

     Concerns about rising U.S. interest rates weighed on Asian markets outside of Japan. Despite stock market weakness, HONG KONG'S recovery took hold while CHINA also reported improved economic data. With these markets subdued, both government and private companies felt the pressure to continue with their reforms and restructuring. Our Hong Kong investments include CHEUNG KONG
HOLDINGS, a major property development and investment group, and HUTCHISON WHAMPOA, which began mainly as a property holding company but has successfully built major regional franchises in mobile telecommunications and in the operation of vast commercial ports.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     We expect further economic recovery to boost European markets, and believe the euro should strengthen against the dollar as we enter 2000. The accelerated pace of corporate restructuring and consolidation is likely to continue given the renewed focus on increasing shareholder value and the need to remain competitive in the global economy.

=============================
We expect further
economic recovery to
boost European markets . . .
=============================

     Though there may be more good news on the economic front in Japan, the yen is now strong enough to impede export growth, which could dampen the recovery. The government's ability to provide further fiscal stimulus may be restrained by growing budget deficits. Further gains in the Japanese stock market are likely to be more moderate until investors are convinced that corporations have restructured enough to boost profitability.

     Elsewhere in Asia we see economies improving further, although at less spectacular rates than in the past. Recent market setbacks should encourage governments in South Korea, Singapore, and elsewhere to push ahead with much-needed reforms. The steps taken so far have enhanced prospects for economic and corporate earnings growth throughout the region, but more are needed.

     Though results have been mixed in our first 10 months of operation, we remain confident that international markets will eventually broaden, allowing a more diverse group of companies to participate in future rallies. The well-established global trends of restructuring, cross-border competition and consolidation, and focusing on shareholder interests should benefit those companies we have identified as reasonably priced or undervalued based on their earnings potential or underlying assets.

Respectfully submitted,

/s/

Martin G. Wade
President
November 23, 1999

================================================================================

T. Rowe Price International Growth & Income Fund
------------------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    TWENTY-FIVE LARGEST HOLDINGS
    ----------------------------
                                                                   Percent of
                                                                   Net Assets
                                                                     10/31/99
                                                                     --------
  TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/99
--------------------------------------------------------------------------------
  Shell Transport & Trading, United Kingdom                                1.4%
--------------------------------------------------------------------------------
  Takeda Chemical Industries, Japan                                        1.2
--------------------------------------------------------------------------------
  ABB, Switzerland                                                         1.2
--------------------------------------------------------------------------------
  Canon, Japan                                                             1.2
--------------------------------------------------------------------------------
  Bridgestone, Japan                                                       1.1
--------------------------------------------------------------------------------

  Sumitomo Chemicals, Japan                                                1.1
--------------------------------------------------------------------------------
  Imperial Chemical Industries, United Kingdom                             1.0
--------------------------------------------------------------------------------
  Kyocera, Japan                                                           1.0
--------------------------------------------------------------------------------
  Honda, Japan                                                             1.0
--------------------------------------------------------------------------------
  Kao, Japan                                                               0.9
--------------------------------------------------------------------------------

  Terumo, Japan                                                            0.9
--------------------------------------------------------------------------------
  British Telecommunications, United Kingdom                               0.9
--------------------------------------------------------------------------------
  Tokyo Electric Power, Japan                                              0.9
--------------------------------------------------------------------------------
  Scania, Sweden                                                           0.9
--------------------------------------------------------------------------------
  AstraZeneca Group, United Kingdom                                        0.9
--------------------------------------------------------------------------------

  BPAmoco, United Kingdom                                                  0.9
--------------------------------------------------------------------------------
  Holderbank Financiere Glarus, Switzerland                                0.9
--------------------------------------------------------------------------------
  Vontobel Holdings, Switzerland                                           0.9
--------------------------------------------------------------------------------
  Sumitomo Marine & Fire Insurance, Japan                                  0.9
--------------------------------------------------------------------------------
  Epcos, Germany                                                           0.8
--------------------------------------------------------------------------------

  Mitsui, Japan                                                            0.8
--------------------------------------------------------------------------------
  Hutchison Whampoa, HongKong                                              0.8
--------------------------------------------------------------------------------
  Electrolux, Sweden                                                       0.8
--------------------------------------------------------------------------------
  Svenska Handelsbanken, Sweden                                            0.8
--------------------------------------------------------------------------------
  Akzo Nobel, Netherlands                                                  0.8
--------------------------------------------------------------------------------

  Total                                                                   24.0%

  Note: Table excludes reserves.

================================================================================
T. Rowe Price International Growth & Income Fund
------------------------------------------------
    PERFORMANCE COMPARISON
    ----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart shown here]

    AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) return for the period shown had been earned at a constant rate.

                                                             Since    Inception
Period Ended 10/31/99                                    Inception         Date
---------------------                                    ---------         ----
International Growth & Income Fund                           10.00%    12/21/98

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price International Growth & Income Fund
------------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                                              12/21/98
                                                               Through
                                                              10/31/99
                                                              --------
  NET ASSET VALUE
  Beginning of period                                       $    10.00
-------------------------------------------------------------------------------
  Investment activities
    Net investment income                                         0.16*
    Net realized and unrealized gain(loss)                        0.84
-------------------------------------------------------------------------------
    Total from investment activities                              1.00
-------------------------------------------------------------------------------
  NET ASSET VALUE

  End of period                                             $    11.00

Ratios/Supplemental Data
  Total return**                                                 10.00%*
-------------------------------------------------------------------------------
  Ratio of total expenses to average net assets                   1.25%+*
-------------------------------------------------------------------------------
  Ratio of net investment income to average net assets            1.87%+*
-------------------------------------------------------------------------------
  Portfolio turnover rate                                        35.8%+
-------------------------------------------------------------------------------
  Net assets, end of period (in thousands)                  $    9,776
-------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/00.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Growth & Income Fund
------------------------------------------------
                                                              October 31, 1999

    Statement of Net Assets

      Shares          Value

In thousands
ARGENTINA  0.5%
Common Stocks  0.5%
Banco de Galicia y Buenos Aires (Class B) ADR (USD)             800   $    17
-------------------------------------------------------------------------------
Telecom Argentina Stet France (Class B) ADR (USD)               800        22
-------------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)                     500        13
-------------------------------------------------------------------------------
Total Argentina (Cost $52)                                                 52
-------------------------------------------------------------------------------
AUSTRALIA 3.3%
Common Stocks  3.3%
AMP Limited                                                   4,500        46
-------------------------------------------------------------------------------
Australia & New Zealand Bank Group                            5,900        39
-------------------------------------------------------------------------------
Coles Myer Limited                                            7,500        37
-------------------------------------------------------------------------------
Normandy Mining                                              39,000        30
-------------------------------------------------------------------------------
Pacific Dunlop                                               16,600        24
-------------------------------------------------------------------------------
Publishing & Broadcasting                                     5,800        35
-------------------------------------------------------------------------------
Rio Tinto                                                     2,000        32
-------------------------------------------------------------------------------
Santos                                                       11,400        29
-------------------------------------------------------------------------------
Westfield Trust                                              13,700        26
-------------------------------------------------------------------------------
Westpac Banking                                               3,800        24
-------------------------------------------------------------------------------
Total Australia (Cost $337)                                               322
-------------------------------------------------------------------------------
AUSTRIA  0.6%
Common Stocks  0.6%
Brau-Union (EUR)                                                600        28
-------------------------------------------------------------------------------
EVN Energie Versorgung Nieder (EUR)                             200        29
-------------------------------------------------------------------------------
Total Austria (Cost $61)                                                   57
-------------------------------------------------------------------------------

BELGIUM  1.4%
Common Stocks  1.4%
Dexia (EUR)                                                     300        44
-------------------------------------------------------------------------------
Electrabel (EUR)                                                130        43
-------------------------------------------------------------------------------
Solvay (EUR)                                                    700        54
-------------------------------------------------------------------------------
Total Belgium (Cost $147)                                                 141
-------------------------------------------------------------------------------
BRAZIL  0.5%
Common Stocks  0.5%
Companhia Vale do Rio Doce ADR (USD)                          1,300   $    26
-------------------------------------------------------------------------------
Telebras ADR (USD)                                              300        23
-------------------------------------------------------------------------------
                                                                           49
-------------------------------------------------------------------------------
Preferred Stocks  0.0%
Telebras ADR (USD) *                                            300         0
-------------------------------------------------------------------------------
                                                                            0
-------------------------------------------------------------------------------
Total Brazil (Cost $49)                                                    49
-------------------------------------------------------------------------------
CHILE  0.1%
Common Stocks  0.1%
Compania de Telecomunicaciones de Chile (Class A) ADR (USD)     400         6
-------------------------------------------------------------------------------
Enersis ADS (USD)                                               302         7
-------------------------------------------------------------------------------
Total Chile (Cost $16)                                                     13
-------------------------------------------------------------------------------
DENMARK  1.4%
Common Stocks  1.4%
Danisco                                                         840        35
-------------------------------------------------------------------------------
Tele Danmark A/S                                                600        37
-------------------------------------------------------------------------------
Unidanmark (Class A)                                            800        62
-------------------------------------------------------------------------------
Total Denmark (Cost $139)                                                 134
-------------------------------------------------------------------------------
FINLAND  0.9%
Common Stocks  0.9%
Kesko (EUR)                                                   3,550        40
-------------------------------------------------------------------------------
MeritaNordbanken (EUR)                                        7,610        44
-------------------------------------------------------------------------------
Total Finland (Cost $96)                                                   84
-------------------------------------------------------------------------------
FRANCE  8.6%
Common Stocks  8.6%
Accor (EUR)                                                     200        45

-------------------------------------------------------------------------------
Assurances Generales de France (EUR)                            940        52
-------------------------------------------------------------------------------
Axa ADR (USD)                                                 1,000        70
-------------------------------------------------------------------------------
B.U.S. Berzelius Umwelt-Service (EUR)                         2,000        26
-------------------------------------------------------------------------------
Banque National de Paris (EUR)                                  400        35
-------------------------------------------------------------------------------
Cie de St. Gobain (EUR)                                         310   $    54
-------------------------------------------------------------------------------
France Telecom ADR (USD)                                        500        48
-------------------------------------------------------------------------------
Fromageries (EUR)                                                40        32
-------------------------------------------------------------------------------
Labinal (EUR) *                                                 200        26
-------------------------------------------------------------------------------
LVMH (EUR)                                                       80        24
-------------------------------------------------------------------------------
Pernod Ricard (EUR)                                             800        54
-------------------------------------------------------------------------------
Pinault Printemps Redoute (EUR)                                 240        46
-------------------------------------------------------------------------------
Renault (EUR)                                                 1,000        52
-------------------------------------------------------------------------------
Rhone Poulenc (EUR)                                           1,080        61
-------------------------------------------------------------------------------
Schneider Electric (EUR)                                        700        48
-------------------------------------------------------------------------------
Societe Generale (EUR)                                          300        65
-------------------------------------------------------------------------------
Technip (EUR)                                                   460        47
-------------------------------------------------------------------------------
Total Fina (Class B) (EUR)                                      399        54
-------------------------------------------------------------------------------
Total France (Cost $734)                                                  839
-------------------------------------------------------------------------------
GERMANY  8.1%
Common Stocks  8.1%
Altana (EUR)                                                    560        40
-------------------------------------------------------------------------------
AMB Aachener & Muenchener Beteiligungs (EUR)                    400        34
-------------------------------------------------------------------------------
AXA Colonia Konzern (EUR)                                       420        43
-------------------------------------------------------------------------------
BASF (EUR)                                                    1,010        45
-------------------------------------------------------------------------------
Bayer (EUR)                                                   1,300        53
-------------------------------------------------------------------------------
Bayerische Vereinsbank (EUR)                                    500        33
-------------------------------------------------------------------------------
Celanese (EUR) *                                                 55         1
-------------------------------------------------------------------------------
Daimler Chrysler (USD)                                          600        47

-------------------------------------------------------------------------------
Deutsche Bank (EUR) *                                           710        51
-------------------------------------------------------------------------------
Deutsche Telekom ADR (USD)                                    1,000        46
-------------------------------------------------------------------------------
Dresdner Bank (EUR)                                             740        38
-------------------------------------------------------------------------------
Epcos (EUR) *                                                 2,000        82
-------------------------------------------------------------------------------
Heidelberg Zement (EUR)                                         600        46
-------------------------------------------------------------------------------
HEW-Hamburgische Electricitaets- Werke (EUR)                  2,100        42
-------------------------------------------------------------------------------
Hoechst (EUR)                                                   550        24
-------------------------------------------------------------------------------
Lufthansa (EUR)                                               1,210        25
-------------------------------------------------------------------------------
Man (EUR)                                                     1,600        53
-------------------------------------------------------------------------------
RWE (EUR)                                                     1,200        48
-------------------------------------------------------------------------------
Veba (EUR)                                                      800        43
-------------------------------------------------------------------------------
Total Germany (Cost $758)                                                 794
-------------------------------------------------------------------------------

HONG=KONG3.2%
Common Stocks  3.2%
Cheung Kong Holdings                                          6,000   $    55
-------------------------------------------------------------------------------
Hang Seng Bank                                                4,000        44
-------------------------------------------------------------------------------
Hong Kong Electric                                           21,000        64
-------------------------------------------------------------------------------
Hutchison Whampoa                                             8,000        80
-------------------------------------------------------------------------------
Yue Yuen Industrial                                          26,000        66
-------------------------------------------------------------------------------
Total Hong Kong (Cost $249)                                               309
-------------------------------------------------------------------------------

ITALY4.1%
Common Stocks  4.1%
Banca Commerciale Italiana (EUR)                              5,900        36
-------------------------------------------------------------------------------
Benetton Group (EUR)                                         26,200        58
-------------------------------------------------------------------------------
ENI SPA ADR (USD)                                               700        41
-------------------------------------------------------------------------------
Falck Acciaierie & Ferriere Lombarde (EUR)                    7,000        51
-------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni (EUR)                 20,000        61
-------------------------------------------------------------------------------
Parmalat Finanz (EUR)                                        39,000        51

-------------------------------------------------------------------------------
Sanpaolo IMI ADR (USD) *                                      1,400        37
-------------------------------------------------------------------------------
Telecom Italia (EUR)                                          4,100        35
-------------------------------------------------------------------------------
Toro Assicurazioni (EUR)                                      2,700        33
-------------------------------------------------------------------------------
Total Italy (Cost $422)                                                   403
-------------------------------------------------------------------------------
JAPAN  20.7%
Common Stocks  20.7%
Bridgestone                                                   4,000       110
-------------------------------------------------------------------------------
Canon                                                         4,000       113
-------------------------------------------------------------------------------
Dai Nippon Printing                                           4,000        73
-------------------------------------------------------------------------------
Daiichi Pharmaceutical                                        3,000        43
-------------------------------------------------------------------------------
Denso                                                         3,000        64
-------------------------------------------------------------------------------
Fuji Photo Film ADR (USD)                                     1,500        48
-------------------------------------------------------------------------------
Honda ADR (USD)                                               1,100        93
-------------------------------------------------------------------------------
Japan Tobacco                                                     6        66
-------------------------------------------------------------------------------
JUSCO                                                         3,000        70
-------------------------------------------------------------------------------
Kao                                                           3,000        92
-------------------------------------------------------------------------------
Kuraray                                                       4,000        54
-------------------------------------------------------------------------------
Kyocera                                                       1,000        96
-------------------------------------------------------------------------------
Makita                                                        4,000        38
-------------------------------------------------------------------------------
Marui                                                         3,000        57
-------------------------------------------------------------------------------
Matsushita Electric Industrial                                3,000   $    63
-------------------------------------------------------------------------------
Mitsubishi Heavy Industries                                  12,000        47
-------------------------------------------------------------------------------
Mitsui                                                       11,000        81
-------------------------------------------------------------------------------
Nippon Express                                               10,000        71
-------------------------------------------------------------------------------
Ricoh                                                         3,000        49
-------------------------------------------------------------------------------
Sekisui House                                                 6,000        65
-------------------------------------------------------------------------------
Sumitomo Bank                                                 4,000        64
-------------------------------------------------------------------------------
Sumitomo Chemicals                                           16,000       103

-------------------------------------------------------------------------------
Sumitomo Marine & Fire Insurance                             11,000        85
-------------------------------------------------------------------------------
Takeda Chemical Industries                                    2,000       115
-------------------------------------------------------------------------------
TDK ADR(USD)                                                    500        48
-------------------------------------------------------------------------------
Terumo                                                        3,000        91
-------------------------------------------------------------------------------
Tokyo Electric Power                                          4,000        89
-------------------------------------------------------------------------------
Wacoal                                                        4,000        41
-------------------------------------------------------------------------------
Total Japan (Cost $1,713)                                               2,029
-------------------------------------------------------------------------------
MEXICO  1.4%
Common Stocks  1.4%
Cemex (Represents 2 Class A and 1 Class B shares) *           6,000        27
-------------------------------------------------------------------------------
Femsa UBD (Represents 1 Class B and 4 Series D shares)        8,000        26
-------------------------------------------------------------------------------
Grupo Financiero Banamex *                                   13,000        33
-------------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                            7,000        22
-------------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                         300        26
-------------------------------------------------------------------------------
Total Mexico (Cost $120)                                                  134
-------------------------------------------------------------------------------
NETHERLAND  S5.0%
Common Stocks  5.0%
ABN Amro Holdings (USD)                                       2,900        70
-------------------------------------------------------------------------------
Akzo Nobel (EUR)                                              1,700        73
-------------------------------------------------------------------------------
CSM (EUR)                                                     1,100        51
-------------------------------------------------------------------------------
Fortis NI (EUR)                                               1,700        58
-------------------------------------------------------------------------------
Hagemeyer (EUR)                                               1,600        33
-------------------------------------------------------------------------------
ING Groep (EUR)                                               1,200        71
-------------------------------------------------------------------------------
OCE (EUR)                                                     1,300        22
-------------------------------------------------------------------------------
Telegraaf Holdings (EUR)                                      3,000        55
-------------------------------------------------------------------------------
Vendex KBB (EUR)                                              2,000        58
-------------------------------------------------------------------------------
Total Netherlands (Cost $537)                                             491
-------------------------------------------------------------------------------
NEW ZEALAND 0.5%
Common Stocks  0.5%
Fernz                                                        10,000   $    23

-------------------------------------------------------------------------------
Lion Nathan                                                   6,400        14
-------------------------------------------------------------------------------
Telecom Corp. of New Zealand ADR (USD)                          500        16
-------------------------------------------------------------------------------
Total New Zealand (Cost $64)                                               53
-------------------------------------------------------------------------------
NORWAY  1.8%
Common Stocks and Rights  1.8%
Christiania Bank                                             10,600        51
-------------------------------------------------------------------------------
Norsk Hydro                                                   1,200        48
-------------------------------------------------------------------------------
Orkla (Class A)                                               2,700        38
-------------------------------------------------------------------------------
Orkla Asa, Rights, 11/22/99 *                                 2,700         5
-------------------------------------------------------------------------------
Storebrand Asa                                                4,900        34
-------------------------------------------------------------------------------
Total Norway (Cost $163)                                                  176
-------------------------------------------------------------------------------
SINGAPORE  2.8%
Common Stocks  2.8%
DBSGroup Holdings                                             5,815        66
-------------------------------------------------------------------------------
Singapore Airlines                                            5,000        53
-------------------------------------------------------------------------------
Singapore Land                                               16,000        36
-------------------------------------------------------------------------------
Singapore Press                                               4,000        68
-------------------------------------------------------------------------------
United Overseas Bank                                          6,000        45
-------------------------------------------------------------------------------
Total Singapore (Cost $203)                                               268
-------------------------------------------------------------------------------
SPAIN  3.7%
Common Stocks  3.7%
Argentaria Banca de Espana (EUR)                              1,500        33
-------------------------------------------------------------------------------
Banco Santander Central Hispanos ADR (USD)                    4,000        41
-------------------------------------------------------------------------------
Cristaleria Espanola (EUR)                                      740        35
-------------------------------------------------------------------------------
Endesa ADR (USD)                                              1,900        38
-------------------------------------------------------------------------------
Grupo Dragados (EUR)                                          5,100        54
-------------------------------------------------------------------------------
Iberdrola (EUR)                                               3,000        44
-------------------------------------------------------------------------------
Repsol ADR (USD)                                              2,500        51
-------------------------------------------------------------------------------
Telefonica de Espana ADR (USD) *                              1,230        61
-------------------------------------------------------------------------------
Total Spain (Cost $376)                                                   357

-------------------------------------------------------------------------------
SWEDEN  3.4%
Common Stocks  3.4%
AstraZeneca Group                                               908   $    41
-------------------------------------------------------------------------------
Autoliv                                                       1,500        48
-------------------------------------------------------------------------------
Electrolux (Class B)                                          4,000        80
-------------------------------------------------------------------------------
Scania                                                        2,400        87
-------------------------------------------------------------------------------
Svenska Handelsbanken *                                       5,400        75
-------------------------------------------------------------------------------
Total Sweden (Cost $302)                                                  331
-------------------------------------------------------------------------------
SWITZERLAND  5.6%
Common Stocks  5.6%
ABB *                                                         1,134       114
-------------------------------------------------------------------------------
Hero *                                                          300        37
-------------------------------------------------------------------------------
Holderbank Financiere Glarus                                     70        86
-------------------------------------------------------------------------------
Novartis                                                         30        45
-------------------------------------------------------------------------------
Schindler Holdings                                               40        64
-------------------------------------------------------------------------------
Schweizerische Rueckversicherungs                                35        73
-------------------------------------------------------------------------------
UBS                                                             160        46
-------------------------------------------------------------------------------
Vontobel Holdings                                                50        85
-------------------------------------------------------------------------------
Total Switzerland (Cost $549)                                             550
-------------------------------------------------------------------------------
UNITED KINGDOM  19.1%
Common Stocks  19.1%
Abbey National                                                3,100        61
-------------------------------------------------------------------------------
Allied Zurich                                                 4,000        48
-------------------------------------------------------------------------------
Associated British Foods                                      8,008        50
-------------------------------------------------------------------------------
AstraZeneca Group ADR (USD)                                   1,000        46
-------------------------------------------------------------------------------
Bank of Scotland                                              3,800        47
-------------------------------------------------------------------------------
Bass                                                          4,200        46
-------------------------------------------------------------------------------
BG                                                            6,800        38
-------------------------------------------------------------------------------
Blue Circle Industries                                        9,900        46
-------------------------------------------------------------------------------
Bowthorpe                                                     4,500        45

-------------------------------------------------------------------------------
BP Amoco ADR (USD)                                            1,500        87
-------------------------------------------------------------------------------
British Telecommunications ADR (USD)                            500        90
-------------------------------------------------------------------------------
Cadbury Schweppes ADR (USD)                                   2,100        55
-------------------------------------------------------------------------------
Diageo ADR (USD)                                              1,500        61
-------------------------------------------------------------------------------
FKI                                                          20,000   $    53
-------------------------------------------------------------------------------
GKN                                                           3,700        60
-------------------------------------------------------------------------------
Halifax Group                                                 3,700        47
-------------------------------------------------------------------------------
HSBC Holdings (HKD)                                           4,800        59
-------------------------------------------------------------------------------
Imperial Chemical Industries ADR (USD)                        2,500       100
-------------------------------------------------------------------------------
Hilton Group                                                  8,000        25
-------------------------------------------------------------------------------
Pearson                                                       2,500        55
-------------------------------------------------------------------------------
Powergen                                                      6,400        56
-------------------------------------------------------------------------------
Railtrack Group                                               2,500        51
-------------------------------------------------------------------------------
Rolls Royce                                                  18,000        64
-------------------------------------------------------------------------------
Royal & Sun Alliance                                          6,181        42
-------------------------------------------------------------------------------
Shell Transport & Trading ADR (USD)                           3,000       138
-------------------------------------------------------------------------------
Slough Estates                                                9,000        52
-------------------------------------------------------------------------------
Smith & Nephew                                               20,000        64
-------------------------------------------------------------------------------
Tesco                                                        21,000        62
-------------------------------------------------------------------------------
Thames Water                                                  4,200        61
-------------------------------------------------------------------------------
Tomkins ADR (USD)                                             3,500        49
-------------------------------------------------------------------------------
United Utilities                                              5,700        56
-------------------------------------------------------------------------------
Woolwich                                                      9,300        55

-------------------------------------------------------------------------------
Total United Kingdom (Cost $1,921)                                      1,869
-------------------------------------------------------------------------------
UNITED STATE  S0.6%
Common Stocks  0.6%
Pharmacia & Upjohn                                            1,000        54
-------------------------------------------------------------------------------
Total United States (Cost $58)                                             54
-------------------------------------------------------------------------------
Short-term Investment  s1.3%
Money Market Funds  1.3%
Reserve Investment Fund, 5.51% #                             131,923       132
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $132)                                   132
98.6% of Net Assets (Cost $9,198)                                $       9,641

Other Assets Less Liabilities                                              135

NET ASSETS                                                       $       9,776

Net Assets Consist of:
 Accumulated net investment income - net of distributions         $         172
 Accumulated net realized gain/loss - net of distributions                  199
 Net unrealized gain (loss)                                                 443
 Paid-in-capital applicable to 888,742 shares of $0.01 par
 value capital stock outstanding; 2,000,000,000 shares
 of the Corporation authorized                                            8,962
--------------------------------------------------------------------------------
 NET ASSETS                                                       $       9,776

 NET ASSET VALUE PER SHARE                                        $       11.00

     *  Non-income producing
     #  Seven-day yield
   ADR  American depository receipt
   ADS  American depository share
   EUR  Euro
   HKD  Hong Kong dollar
   USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Growth & Income Fund
------------------------------------------------
    STATEMENT OF OPERATIONS
    -----------------------                                       In thousands
                                                                     12/21/98
                                                                      Through
                                                                     10/31/99
                                                              12/21/98
                                                               Through
                                                              10/31/99
==Investment=Income======================================================
  Income
    Dividend (net of foreign taxes of $26)               $         200
    Interest                                                        30
-------------------------------------------------------------------------
    Total income                                                   230
-------------------------------------------------------------------------
  Expenses
    Custody and accounting                                         117
    Organization and initial registration                           34
    Shareholder servicing                                           32
    Prospectus and shareholder reports                              10
    Legal and audit                                                  6
    Registration                                                     4
    Directors                                                        4
    Miscellaneous                                                    2
    Reimbursed by manager                                         (117)
-------------------------------------------------------------------------
    Total expenses                                                  92
-------------------------------------------------------------------------
  Net investment income                                            138
-------------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)====================================
  Net realized gain (loss)
    Securities                                                     212
    Foreign currency transactions                                  (13)
-------------------------------------------------------------------------
    Net realized gain (loss)                                       199
  Change in net unrealized gain or loss on securities              443
-------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                          642
-------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
=========================================================================
  ASSETS FROM OPERATIONS                                 $         780

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price International Growth & Income Fund
------------------------------------------------
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------                            In thousands
                                                                    12/21/98
                                                                     Through
                                                                    10/31/99
==Increase=(Decrease)=in=Net=Assets==========================================
  Operations
    Net investment income                                     $        138
    Net realized gain (loss)                                           199
    Change in net unrealized gain or loss                              443
-----------------------------------------------------------------------------
    Increase (decrease) in net assets from operations                  780
-----------------------------------------------------------------------------
  Capital share transactions *
    Shares sold                                                     13,689
    Shares redeemed                                                 (4,693)
-----------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                               8,996
-----------------------------------------------------------------------------
==Net=Assets=================================================================
  Increase (decrease) during period                                  9,776
  Beginning of period                                                    -
-----------------------------------------------------------------------------
=============================================================================
  End of period                                               $      9,776
=============================================================================

*Share information
    Shares sold                                                      1,331
    Shares redeemed                                                   (442)
-----------------------------------------------------------------------------
    Increase (decrease) in shares outstanding                          889

The accompanying notes are an integral part of these financial statements.

===============================================================================
T. Rowe Price International Growth & Income Fund
------------------------------------------------               October 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. Its goals are long-term growth of capital and reasonable current income through investments, primarily in common stocks of mature, dividend paying, non-U.S. companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $11,310,000 and $2,451,000, respectively, for the period ended October 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications  were made  during the period  ended  October  31,  1999.  The results of operations and net assest were not affected by the increases/(decreases) to these accounts.


================================================================================
 Undistributed net investment income                     $        34,000
 Paid-in-capital                                                 (34,000)
================================================================================

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $9,198,000. Net unrealized gain aggregated $443,000 at period-end, of which $1,021,000 related to appreciated investments and $578,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the period then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through October 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or total expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $49,000 of management fees were not accrued by the fund for the period ended October 31, 1999, and $117,000 of other expenses were borne by the manager.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $122,000 for the period ended October 31, 1999, of which $13,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended October 31, 1999, totaled $25,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. Rowe Price International Growth & Income Fund
------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF INTERNATIONAL GROWTH & INCOME FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period December 21, 1998 (commencement of operations) through October 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 1999

================================================================================
T. Rowe Price International Growth & Income Fund
------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $195,000 and foreign taxes paid of $26,000.

     For corporate shareholders, $1,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================

T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON  Available  in T.  Rowe  Price
          Investor Centers.

               ACCOUNT SERVICES
               ----------------
               CHECKING AVAILABLE on most fixed income funds ($500 minimum).

               AUTOMATIC   INVESTING   From  your  bank
          account or paycheck.

               AUTOMATIC     WITHDRAWAL      Scheduled,
          automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED  24-HOUR  SERVICES   Including
          Tele*AccessRegistration  Mark and the T. Rowe
          Price  Web  site  on the  Internet.  Address:
          www.troweprice.com

               BROKERAGE SERVICES*
               -------------------
               INDIVIDUAL  INVESTMENTS  Stocks,  bonds,
          options,    precious   metals,    and   other
          securities at a savings over full-service commission rates. **

               INVESTMENT INFORMATION
               ----------------------
               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER   REPORTS   Fund   managers'
          reviews of their strategies and results.

               T.   ROWE   PRICE    REPORT    Quarterly
          investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS    Educational    reports    on
          investment strategies and financial markets.

               INVESTMENT  GUIDES Asset Mix  Worksheet,
          College Planning Kit, Diversifying  Overseas:
          A Guide to International Investing,  Personal
          Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          *         T.  Rowe  Price   Brokerage   is  a
                    division    of   T.   Rowe    Price
                    Investment  Services,  Inc., Member
                    NASD/SIPC.

          **        Based on a  September  1999  survey
                    for  representative-assisted  stock
                    trades.  Services vary by firm, and
                    commissions  may vary  depending on
                    size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity

Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F127-050  10/31/99